Exhibit (j)


   CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the caption "Financial Highlights" in the DWS Large Cap Value Fund's (formerly Scudder Large Cap Value
Fund) Class A, Class B, Class C, Class R, Class S, Class AARP, and Institutional Class Shares Prospectus, the DWS Dreman Small Cap Value Fund's (formerly Scudder-Dreman Small Cap Value Fund) Class A, Class B, Class C, Class R, Class S, Class I, and Institutional Class Shares Prospectus, the DWS Dreman High Return Equity Fund's (formerly Scudder-Dreman High Return Equity Fund) Class A, Class B, Class C, Class R, Class S, Class I, and Institutional Class Shares Prospectus, the DWS Dreman Mid Cap Value Fund's (formerly Scudder-Dreman Mid Cap Value Fund) Class A, Class B, Class C, Class S, and Institutional Class Shares Prospectus, and the DWS Dreman Concentrated Value Fund's (formerly Scudder-Dreman Concentrated Value Fund) Class A, Class B, Class C and Institutional Class Shares Prospectus and "Independent Registered Public Accounting Firm" and "Financial Statements" in the DWS Large Cap Value Fund's Class A, Class B, Class C, Class R, Class S, Class AARP, and Institutional Class Shares Statement of Additional Information, the DWS Small Cap Value Fund's Class A, Class B, Class C, Class R, Class S, Class I, and Institutional Class Shares Statement of Additional Information, the DWS Dreman High Return Equity Fund's Class A, Class B, Class C, Class R, Class S, Class I, and Institutional Class Shares Statement of Additional Information, the DWS Dreman Mid Cap Value Fund's Class A, Class B, Class C, Class S, and Institutional Class Shares Statement of Additional Information, and the DWS Dreman Concentrated Value Fund's Class A, Class B, Class C, and Institutional Class Shares Statement of Additional Information and to the incorporation by reference in Post-Effective Amendment Number 50 to the Registration Statement (Form N-1A, No. 33-18477) of our report dated January 20, 2006, on the financial statements and financial highlights of the Scudder Large Cap Value Fund, Scudder-Dreman Small Cap Value Fund, Scudder-Dreman High Return Equity Fund, Scudder-Dreman Mid Cap Value Fund, and Scudder-Dreman Concentrated Value Fund's Annual Reports dated November 30, 2005.


                                                     /s/ERNST & YOUNG LLP


Boston, Massachusetts
February 23, 2006